Exhibit 99

-----------------------------------------------------------------------------------------------------------------
                                               WFMBS MORTGAGE LOAN POOL
                               20-YEAR THROUGH 30-YEAR 5/1 CMT & LIBOR INTERMEDIATE ARM
                                           RELO & NON-RELOCATION MORTGAGES
                                                 WFMBS SERIES 2004-V
                                               POOL PROFILE (8/25/2004)

-----------------------------------------------------------------------------------------------------------------

                                                           -----------------------      -----------------------
                                                                  5/1 POOL                    Tolerance
                                                           -----------------------      -----------------------
      AGGREGATE PRINCIPAL BALANCE                                    $941,126,368                   (+/- 7.00%)

      MORTGAGE LOAN CUTOFF DATE                                          1-Sep-04                          N/A
      INTEREST RATE RANGE                                         3.000% - 4.125%                          N/A
      GROSS WAC                                                            4.102%                (+ / - 15 bps)
      WEIGHTED AVERAGE SERVICE FEE                                       25.0 bps
      MASTER SERVICING FEE                                                1.0 bps
                                                           on Securitization only
      WAM (in months)                                                         353                (+/- 3 months)

      WALTV                                                                   68%                 (maximum +7%)

      CALIFORNIA PERCENT                                                      45%                 (maximum +7%)
      SINGLE LARGEST ZIP CODE PERCENT                                          2%                (maximum  +3%)

      AVERAGE LOAN BALANCE                                               $460,659            (maximum +$50,000)
      LARGEST INDIVIDUAL LOAN BALANCE                                  $1,952,200          (maximum $2,000,000)

      CASH OUT REFINANCE PERCENT                                               5%                (maximum  +7%)

      PRIMARY RESIDENCE PERCENT                                               96%                 (minimum -7%)

      SINGLE FAMILY DETACHED PERCENT                                          90%                 (minimum -7%)

      FULL DOCUMENTATION PERCENT                                              57%                 (minimum -7%)

      WA FICO                                                                 741                  (minimum -7)

      UNINSURED > 80% LTV PERCENT                                              0%                 (maximum +5%)

      RELOCATION PERCENT                                                      19%                 (minimum -3%)

      GROSS MARGIN                                                         2.563%                 (+ / - 7 bps)

      GROSS LIFECAP                                                        9.102%                (+ / - 15 bps)

      WA MONTHS TO NEXT ROLL                                                   53              (+ / - 5 months)

      INTEREST ONLY PERCENT                                                   39%                (maximum  +7%)

      INDEXED OFF 1 YR CMT                                                    63%                    (+ / - 7%)

      INDEXED OFF 1 MO LIBOR                                                  37%                    (+ / - 7%)


                    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                       MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
                           SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
-----------------------------------------------------------------------------------------------------------------

(1) All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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
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                            WFMBS MORTGAGE LOAN POOL
            20-YEAR THROUGH 30-YEAR 5/1 CMT & LIBOR INTERMEDIATE ARM
                         RELO & NON-RELOCATION MORTGAGES
                               WFMBS SERIES 2004-V
                               PRICING INFORMATION
                            POOL PROFILE (8/25/2004)
--------------------------------------------------------------------------------

COLLATERAL                                                      Mortgage Loans Index off the One Year CMT & LIBOR.
                                                         None of the Mortgage Loans have a convertibility feature.
                       Generally the Mortgage Loans have a 5% Initial Rate Cap & 2% for each Adjustment thereafter.
                                                         Generally, the Mortgage Loans have a 5% Lifetime Rate Cap.

RATING AGENCIES                                                                                  TBD by Wells Fargo

PASS THRU RATE                                                                   Net WAC or Ratio Stripped/Variable

STRUCTURE                                                                      TO CONFORM TO WFMBS 2002-B or 2004-B
                                                                                              EXCEPT AS NOTED BELOW
                                                       (Call WF Structured Finance at the number below for details)

AAA STRUCTURE DUE DATE                                                                                    10-Sep-04         9:00 AM
                           Structures received or changes to structures past the due date will incur a $10,000 fee.
PRICING DATE

SETTLEMENT DATE                                                                                           29-Sep-03

ASSUMED SUB LEVELS                                 AGG Assumed Level
Levels and Rating Agencies for                      AAA        3.25%
2004-V to be determined by                           AA        1.75%
Wells Fargo.                                          A        1.10%
These levels are for bid purposes only.             BBB        0.75%
They are not a trade stipulation.                    BB        0.40%
Any change in actual levels will not result           B        0.20%
in price changes.
If WF allows U/W to select Rating Agencies,        Note:  AAA Class will be rated by two rating agencies.
there may be additional fees incurred.             AA through B Classes will be rated by one rating agency.
                                                   Additional tranche ratings will be paid for by the sub underwriter.

NOTE: Please note the following specifics of the 2004-V structure:
Class A Optimal Amt: Class A PP% of Net Liquidation Proceeds for a Liquidated
Loan
Class A PP% Shift Test Failure - Look back to last determination date for calc'd Class A PP%
No Floating Rate Interest-Only Strips will be described as Fixed Rate (Normalized I/Os)


* This Security may contain Pledged Asset Loans, Buydown Loans, and
  Manufactured Homes.
--------------------------------------------------------------------------------



WFMBS CONTACTS                                     Brad Davis (301) 846-8009
                                                   Gretchen Leff (301) 846-8356
                                                   Mike Miller (301) 815-6397

--------------------------------------------------------------------------------
                            WFASC Denomination Policy
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Minimum          Physical         Book Entry
Type and Description of Certificates                                             Denomination      Certificates      Certificates
                                                                                    (1)(4)
------------------------------------------------------------------------------------------------------------------------------------
Class A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex components
(subject to reasonable prepayment support)                                           $25,000           Allowed            Allowed

Companion classes for PAC, TAC, Scheduled Classes                                   $100,000           Allowed            Allowed

Inverse Floater (Including Leveraged), PO, Subclasses of the Class A that
provide credit protection to the Class A, Complex multi-component certificates      $100,000           Allowed            Allowed

Notional and Nominal Face IO                                                           (2)             Allowed            Allowed

Residual Certificates                                                                  (3)             Required         Not Allowed

All other types of Class A Certificates                                                (5)               (5)                (5)



Class B (Investment Grade)                                                          $100,000           Allowed            Allowed

Class B (Non-Investment Grade)                                                      $250,000           Required         Not Allowed
------------------------------------------------------------------------------------------------------------------------------------


(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.